UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 25, 2024, the Seoul Bankruptcy Court (the “Court”) approved a Conditional Investment Agreement for the M&A of the Rehabilitating Company NKMAX Co., Ltd. (the “Agreement”) between NKGen Biotech, Inc. (the “Company”) and NKMAX Co., Ltd. (“NKMAX”). Pursuant to the Agreement, NKMAX will issue 46,400,000 registered common shares to the Company with an issue price per share of five hundred Korean Won (₩500) (approximately $0.36 per share of NKMAX as of December 2, 2024) (the “Acquisition Price”) (the “Acquisition”). The Company has deposited an amount equal to 10% of the Acquisition Price (the “Deposit”) into a bank account designated in the name of NKMAX to secure the Company’s performance of the Agreement.

Pursuant to the pledge agreement (the “Deposit Pledge Agreement”) attached to the Agreement as Annex 1, the Deposit, including any interest accrued thereon, will be returned to the Company in the event that (i) (1) the Rehabilitation Plan (as defined in the Agreement) is rejected at the stakeholders’ meeting of NKMAX, (2) the Court fails to approve the Rehabilitation Plan or (3) if a material impediment arises that renders it impossible for either party to perform the Agreement or (ii) if the Company terminates the Agreement upon NKMAX’s failure to perform. Pursuant to the Deposit Pledge Agreement, the Deposit will be forfeited by the Company, including any interest accrued thereon, as liquidated damages in the event that NKMAX terminates the Agreement upon any of the conditions set forth in Article 18 paragraph 2 of the Agreement.

On April 18, 2024, NKMAX applied for commencement of rehabilitation proceedings with the Court. The Company was selected by the Court as the stalking horse bidder on November 8, 2024, in the limited competitive bidding conducted by the Court for the acquisition of NKMAX. The final terms and conditions of the Acquisition may be amended pursuant to the results of a public competitive bidding process, which is expected to be concluded by February 2025 (the “Competitive Bidding Process”). Pursuant to the Competitive Bidding Process, if the Company is not chosen as the final preferred bidder (the “Buyer”), the final preferred bidder must pay the Company compensation equal to 2% of the Acquisition Price.

Pursuant to the Agreement, in the event that during the course of the Competitive Bidding Process a bidder submits a bid more favorable than the terms and conditions of the Agreement (the “Acquisition Terms”) and such bidder is selected by the Court as the highest scoring bidder, the Company has the right to acquire NKMAX under terms at least as favorable as the Acquisition Terms (the “Right of First Refusal”). Upon receipt of the Acquisition Terms, the Company will have three business days to exercise its Right of First Refusal. If the Company exercises the Right of First Refusal, the Company and NKMAX will execute an amendment to the Agreement incorporating the Acquisition Terms, subject to Court approval of such Acquisition Terms.

If selected as the Buyer, the Company will deposit the difference of the Acquisition Price (subject to adjustments pursuant to the Competitive Bidding Process) and the Deposit (the “Acquisition Price Balance”) into a bank account designated in the name of NKMAX no later than five business days prior to the date of the NKMAX stakeholders’ meeting for the approval of the Rehabilitation Plan.

Pursuant to the pledge agreement (the “Acquisition Price Balance Pledge Agreement”) attached to the Agreement as Annex 2, if NKMAX terminates the Agreement upon any of the conditions set forth in Article 18 paragraph 2 of the Agreement, the Acquisition Price Balance, excluding any interest accrued thereon, will be returned to the Company; however, the Deposit, including any interest accrued thereon, will be forfeited by the Company as liquidated damages. If the Agreement is terminated for any reason other than the foregoing, the Acquisition Price Balance and Deposit, including any interest thereon, will be returned to the Company.

The Agreement is governed by the laws of the Republic of Korea and the parties subject themselves to the jurisdiction of the Seoul Central District Court.

NKMAX is a greater than 10% shareholder of the Company. Founded in 2002 and headquartered in Seoul, South Korea, NKMAX is a clinical-stage biotechnology company focused on advancing immune cell therapies. In addition to its therapeutic innovations, NKMAX develops and commercializes bioreagents and immunodiagnostic kits, with revenues derived from these products as well as health supplements. In 2016, NKMAX completed its GMP-certified manufacturing facility, strengthening its capabilities in high-quality cell therapy production. Listed on the KOSDAQ, a South Korean stock exchange, NKMAX’s trading has since been suspended during the course of ongoing rehabilitation efforts

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 2, 2024, the Company issued a press release in which the Company announced its entry into the Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1 hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Conditional Investment Agreement, dated November 20, 2024, by and between NKGen Biotech, Inc. and NKMAX Co., Ltd.
99.1	Press Release, dated December 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: December 2, 2024	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)

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